SUB-ITEM 77Q1 (a):  Exhibits

FEDERATED EQUITY FUNDS
Amendment No. 46
to the
RESTATED AND AMENDED DECLARATION OF TRUST dated August 15, 1995


This Declaration of Trust is amended as follows:

    Strike the first paragraph of Section 5 - Establishment and Designation of Series or Class of Article III - BENEFICIAL
INTEREST from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Absolute Return Fund
Class A Shares
Class B Shares
Class C Shares
Institutional Shares
Federated Clover Small Value Fund
Class A Shares
Class C Shares
Class R Shares
Institutional Shares
Federated Clover Value Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Federated Global Equity Fund
Class A Shares
Class C Shares
Institutional Shares
Federated InterContinental Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class R6 Shares
Institutional Shares
Federated International Strategic Value Dividend Fund
Class A Shares
Class C Shares
Institutional Shares

Federated Kaufmann Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Federated Kaufmann Large Cap Fund
Class A Shares
Class C Shares
Class R Shares
Class R6 Shares
Institutional Shares
Federated Kaufmann Small Cap Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Federated MDT Mid Cap Growth Strategies Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Federated Managed Risk Fund
Class A Shares
Institutional Shares
Federated Prudent Bear Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Strategic Value Dividend Fund
Class A Shares
Class C Shares
Institutional Shares

    The undersigned hereby certify that the above-stated
Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 14th day of November, 2013, to become on December 30, 2013.

    WITNESS the due execution hereof this 14th day of November, 2013.



/s/ John F. Donahue                 /s/ Charles F. Mansfield, Jr.
John F. Donahue                     Charles F. Mansfield, Jr.

/s/ John T. Collins                /s/ Thomas M. O'Neill
John T. Collins                    Thomas M. O'Neill

/s/ J. Christopher Donahue        /s/ P. Jerome Richey
J. Christopher Donahue             P. Jerome Richey

/s/ Maureen Lally-Green              /s/ John S. Walsh
Maureen Lally-Green                   John S. Walsh

/s/ Peter S. Madden
Peter E. Madden